UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2024

AQUA METALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37515	47-1169572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5370 Kietzke Lane, Suite 201 Reno, Nevada 89511
(Address of principal executive offices)

(775) 446-4418
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b)of the Act:

Title of each class Common stock: Par value $.001	Trading Symbol(s) AQMS	Name of each exchange on which registered Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters To a Vote of Security Holders

We held an annual meeting of stockholders on May 23, 2024, for purposes of:

●	Electing four directors, each to serve until our 2025 Annual Meeting of Stockholders; and

●	To approve an amendment to our 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan;

●
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 200,000,000 to 300,000,000;

●	To ratify the appointment of Forvis LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;

●	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement;

All of the persons nominated to serve on our board of directors, namely Vincent DiVito, Stephen Cotton, Molly Zhang, and Edward Smith were elected to our board of directors, with shares voted as follows:

	Shares voted for	Shares withheld
Vincent DiVito	22,731,298	16,566,845
Stephen Cotton	37,243,824	2,054,319
Molly Zhang	23,461,792	15,836,351
Edward Smith	22,081,774	17,216,369

There were 26,308,921 broker non-votes in the election of directors.

Our shareholders approved an amendment to our 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan, with shares voted as follows:

Shares voted for	31,032,314
Shares against	7,846,665
Shares abstaining	419,164

There were 26,308,921 broker non-votes in the approval of the amendment to our 2019 Stock Incentive Plan.

Our shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 200,000,000 to 300,000,000, with shares voted as follows:

Shares voted for	55,827,831
Shares against	9,272,960
Shares abstaining	506,273

There were no broker non-votes in the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation.

Our shareholders approved the appointment of Forvis LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, with shares voted as follows:

Shares voted for	64,352,416
Shares against	771,409
Shares abstaining	483,239

There were no broker non-votes in the approval of the appointment of Forvis LLP.

Our shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in our 2024 Proxy Statement, with shares voted as follows:

Shares voted for	31,123,147
Shares against	7,374,356
Shares abstaining	800,640

There were 26,308,921 broker non-votes in the approval, on an advisory basis, the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA METALS, INC.

Dated: May 23, 2024	/s/ Judd Merrill
Judd Merrill
Chief Financial Officer